SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   December 14, 2010

BALQON CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	000-52337 (Commission File Number)	33-0989901 (IRS Employer Identification No.)

1420 240th Street, Harbor City, California, 90710
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (714) 836-6342

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On December 14, 2010, Balqon Corporation (the “Company”) and Seven One Limited, a company organized under the laws of the British Virgin Islands (the “Purchaser”), entered into a Securities Purchase Agreement (“Securities Purchase Agreement”), a Registration Rights Agreement (“Registration Rights Agreement”) and a Distribution Agreement (“Distribution Agreement”).

Under the terms of the Securities Purchase Agreement, on December 14, 2010, the Company issued 7,812,500 shares of its common stock and a five-year warrant (the “Purchase Warrant”) to purchase up to 7,812,500 shares of its common stock at an exercise price of $0.64 per share to the Purchaser for an aggregate purchase price of $5,000,000 in a private offering.

Under the terms of the Distribution Agreement, the Purchaser appointed the Company as its exclusive authorized distributor for the promotion, marketing and sale of lithium iron phosphate batteries and high voltage charging systems (the “Products”) manufactured by Winston Battery Limited (formerly known as Thunder Sky Battery Limited), an affiliate of the Purchaser, in the United States.  Winston Battery Limited has granted the Purchaser an exclusive worldwide right to distribute the Products.

The term of the Distribution Agreement is initially scheduled to expire on December 31, 2013 and will automatically renew for successive one year terms unless terminated under the terms of the Distribution Agreement.  During the term of the Distribution Agreement, the Company may not market or sell products in the United States that directly compete with the Products without prior written consent of the Purchaser.  In consideration of the Company’s appointment as the exclusive distributor of the Products, the Company issued to the Purchaser 1,375,000 shares of its common stock and a five-year warrant (the “Distribution Warrant”) to purchase up to 1,500,000 shares of its common stock at an exercise price of $1.50 per share.

Under the terms of the Registration Rights Agreement, the Company has agreed to register for resale the Purchase Shares, the Distribution Shares, and the shares of common stock issuable upon conversion of the Purchase Warrant and the Distribution Warrant.  The registration obligations require, among other things, that the Company file an initial registration statement with the Securities and Exchange Commission on or before April 15, 2011 and use its commercially reasonable efforts to cause such registration statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) as promptly as possible after the filing thereof.

The Securities Purchase Agreement, the Distribution Agreement and the Registration Rights Agreement contain various indemnification provisions in connection with the offering, the distribution arrangement and registration of the securities.  Except as disclosed in this Current Report on Form 8-K, there are no material relationships between the Company or its affiliates and the Purchaser.

The description above is intended to provide a summary of the material terms of the agreements and securities described above.  This summary is qualified in its entirety by reference to the full text of the agreements, the Purchase Warrant and the Distribution Warrant, each of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with the transactions described above.

ITEM 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES.

Item 1.01 of this report is hereby incorporated herein by reference.  As described in Item 1.01 of this report, the Company issued 9,187,500 shares of its common stock, the Purchase Warrant and the Distribution Warrant to the Purchaser.

The issuances of the Company’s securities described above were made in reliance upon the exemption from registration available under Section 4(2) of the Securities Act, among others, as transactions not involving a public offering. This exemption was claimed on the basis that these transactions did not involve any public offering and the purchaser was accredited or sophisticated and had sufficient access to the kind of information registration would provide. In each case, appropriate investment representations were obtained and certificates representing the securities were issued with restrictive legends. The Purchaser was given adequate access to sufficient information about the Company to make an informed investment decision.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 14, 2010, Amarpal Singh Samra resigned from the Board.

Item 1.01 of this report is hereby incorporated herein by reference. In connection with the transactions contemplated under the Securities Purchase Agreement, Chung Hing Ka (“Chung”) was appointed as a member of the Board of Directors of the Company (the “Board”) effective as of December 14, 2010.  Chung’s appointment to the Board effective upon the closing of the Securities Purchase Agreement was required under the terms of the Securities Purchase Agreement.  Chung is the Chief Executive Officer of the Purchaser.  On December 14, 2010, Mr. Chung was also appointed as the Chairman of the Board and Balwinder Samra (“Samra”) was appointed as Vice Chairman of the Board.

On December 14, 2010, the Company entered into an Indemnification Agreement with Chung in connection with his appointment as a member of the Board.  Under the Indemnification Agreement, the Company has agreed to indemnify Chung to the fullest extent permitted by the Nevada Law and, in certain circumstances, to pay expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by each such director in any action or proceeding brought or asserted against him in his capacity as a member of the Board.

In connection with the Securities Purchase Agreement, the Company, the Purchaser, and Samra, president and chief executive officer of the Company, entered into a Voting Agreement on December 14, 2010 (the “Voting Agreement”).  Under the terms of the Voting Agreement, Samra agreed to vote (or cause to be voted) all of the voting securities of the Company that he is entitled to vote, at any annual, special or other meeting of the stockholders of Company held between December 14, 2010 and December 31, 2013, in such a manner as to ensure that Chung is appointed or elected a member of the Board.  Under the terms of the Voting Agreement, Seven One agreed to vote (or cause to be voted) all of the voting securities of the Company that it entitled to vote, at any annual, special or other meeting of the stockholders of Company held between December 14, 2010 and December 31, 2013, in such a manner as to ensure that Samra is appointed or elected a member of the Board.  Under the terms of the Voting Agreement, between December 14, 2010 and December 31, 2013, subject to the provisions of the charter of the Company’s Nominating Committee and applicable law, the Company has agreed to take all reasonable actions to ensure that both Chung and Samra are nominated for election at any annual, special or other meeting of the stockholders of Company.

Under the terms of the Voting Agreement, Samra and Seven One may only privately sell or transfer all or a portion of their securities of the Company by will or under the laws of descent and distribution and to a trust, partnership, limited liability company, corporation, custodianship or other fiduciary account for the benefit of the holder and/ or his spouse or immediate family member, so long as the acquirer or transferee agrees to be bound by the terms of the Voting Agreement.

The description above is intended to provide a summary of the material terms of the agreements described above.  This summary is qualified in its entirety by reference to the full text of the agreements, each of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with the transactions described above.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated December 14, 2010, by and between Balqon Corporation and Seven One Limited (*)(#)
10.2	Registration Rights Agreement, dated December 14, 2010, by and between Balqon Corporation and Seven One Limited (*)
10.3	Distribution Agreement, dated December 14, 2010, by and between Balqon Corporation and Seven One Limited (*)(#)
10.4	Form of Warrant issued by Balqon Corporation on December 14, 2010 to Seven One Limited (*)
10.5	Form of Distribution Warrant issued by Balqon Corporation on December 14, 2010 to Seven One Limited (*)
10.6	Form of Indemnification Agreement (1)
99.1	Voting Agreement, dated December 14, 2010, by and among the Company, Seven One Limited and Balwinder Samra (*)(#)

(*) (#)
Filed herewith.
The agreement contains certain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk.  Accordingly, investors should not rely on the representation and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.  The agreements are not intended as a document for investors to obtain factual information about the current state of affairs of the parties to the agreement.  Rather, investors should look to other disclosures contained in Balqon Corporation’s reports under the Securities Exchange Act of 1934, as amended.

(1)	Filed as an exhibit to the Balqon Corporation’s current report on Form 8-K filed with the Securities and Exchange Commission on October 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALQON CORPORATION

Date: December 16, 2010	By:	/s/ BALWINDER SAMRA
Balwinder Samra, President and Chief Executive Officer

EXHIBITS ATTACHED TO THIS FORM 8-K

Exhibit No.	Description
10.1	Securities Purchase Agreement, dated December 14, 2010, by and between Balqon Corporation and Seven One Limited
10.2	Registration Rights Agreement, dated December 14, 2010, by and between Balqon Corporation and Seven One Limited
10.3	Distribution Agreement dated December 14, 2010, by and between Balqon Corporation and Seven One Limited
10.4	Form of Warrant issued by Balqon Corporation on December 14, 2010 to Seven One Limited
10.5	Form of Distribution Warrant issued by Balqon Corporation on December 14, 2010 to Seven One Limited
99.1	Voting Agreement, dated December 14, 2010, by and among the Company, Seven One Limited and Balwinder Samra